Narrative for the Hypothetical Illustration 1 - Variable Universal Life IV-NY/Variable Universal Life IV ES-NY

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $15,934.44
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,924.00
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $502.83
- Mortality & Expense Charge****        $148.60
+ Hypothetical Rate of Return*****     ($198.13)
=                                       $15,934  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI
             1                 $41.83
             2                 $41.84
             3                 $41.86
             4                 $41.87
             5                 $41.88
             6                 $41.90
             7                 $41.91
             8                 $41.92
             9                 $41.93
            10                 $41.95
            11                 $41.96
            12                 $41.97

            Total             $502.83

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            1             ($16.91)
            2             ($16.83)
            3             ($16.76)
            4             ($16.69)
            5             ($16.62)
            6             ($16.55)
            7             ($16.47)
            8             ($16.40)
            9             ($16.33)
           10             ($16.26)
           11             ($16.19)
           12             ($16.12)

        Total            ($198.13)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $15,934.44
- Year 5 Surrender Charge            $2,605.00
=                                      $13,329  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $19,161.72
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $15,070.98
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $497.12
- Mortality & Expense Charge****        $167.97
+ Hypothetical Rate of Return*****      $895.84
=                                       $19,162  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            1               $41.45
            2               $41.44
            3               $41.44
            4               $41.44
            5               $41.43
            6               $41.43
            7               $41.43
            8               $41.42
            9               $41.42
           10               $41.41
           11               $41.41
           12               $41.41

           Total           $497.12

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1                $74.24
            2                $74.31
            3                $74.39
            4                $74.46
            5                $74.54
            6                $74.61
            7                $74.69
            8                $74.76
            9                $74.84
           10                $74.92
           11                $74.99
           12                $75.07

           Total            $895.84

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,161.72
- Year 5 Surrender Charge             $2,605.00
=                                       $16,557  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $22,948.59
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,491.33
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $490.57
- Mortality & Expense Charge****        $189.80
+ Hypothetical Rate of Return*****    $2,277.63
=                                       $22,949  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            1               $41.01
            2               $40.99
            3               $40.96
            4               $40.94
            5               $40.92
            6               $40.89
            7               $40.87
            8               $40.85
            9               $40.82
           10               $40.80
           11               $40.77
           12               $40.75

           Total           $490.57

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month               Interest
            1               $183.60
            2               $184.70
            3               $185.81
            4               $186.92
            5               $188.04
            6               $189.18
            7               $190.32
            8               $191.47
            9               $192.63
           10               $193.80
           11               $194.98
           12               $196.17

        Total             $2,277.63

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $22,948.59
- Year 5 Surrender Charge            $2,605.00
=                                      $20,344  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $72,495.29
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $58,789.21
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $630.00
- Monthly Deduction***                $2,088.40
- Mortality & Expense Charge****        $675.22
+ Hypothetical Rate of Return*****     ($900.30)
=                                       $72,495  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                COI
            1              $173.79
            2              $173.84
            3              $173.88
            4              $173.92
            5              $173.97
            6              $174.01
            7              $174.06
            8              $174.10
            9              $174.14
           10              $174.19
           11              $174.23
           12              $174.27

        Total            $2,088.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month              Interest
            1              ($76.73)
            2              ($76.42)
            3              ($76.11)
            4              ($75.79)
            5              ($75.49)
            6              ($75.18)
            7              ($74.87)
            8              ($74.56)
            9              ($74.25)
           10              ($73.94)
           11              ($73.64)
           12              ($73.33)

        Total             ($900.30)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $72,495.29
- Year 5 Surrender Charge          $13,546.00
=                                     $58,949  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $87,137.75
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $68,529.02
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $630.00
- Monthly Deduction***                $2,067.90
- Mortality & Expense Charge****        $763.07
+ Hypothetical Rate of Return*****    $4,069.69
=                                       $87,138  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                COI
            1              $172.40
            2              $172.39
            3              $172.38
            4              $172.36
            5              $172.35
            6              $172.33
            7              $172.32
            8              $172.30
            9              $172.29
           10              $172.27
           11              $172.26
           12              $172.24

        Total            $2,067.90

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1               $336.93
            2               $337.32
            3               $337.72
            4               $338.12
            5               $338.53
            6               $338.93
            7               $339.34
            8               $339.74
            9               $340.15
           10               $340.56
           11               $340.97
           12               $341.38

           Total          $4,069.69

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $87,137.75
- Year 5 Surrender Charge            $13,546.00
=                                       $73,592  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $104,315.39
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $79,507.07
+ Annual Premium*                     $18,000.00
- Premium Expense Charge**               $630.00
- Monthly Deduction***                 $2,044.36
- Mortality & Expense Charge****         $862.06
+ Hypothetical Rate of Return*****    $10,344.74
=                                       $104,315 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
                1          $170.84
                2          $170.76
                3          $170.67
                4          $170.59
                5          $170.50
                6          $170.41
                7          $170.32
                8          $170.23
                9          $170.15
               10          $170.06
               11          $169.96
               12          $169.87

            Total        $2,044.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month              Interest
            1               $833.19
            2               $838.30
            3               $843.45
            4               $848.65
            5               $853.88
            6               $859.15
            7               $864.47
            8               $869.83
            9               $875.24
           10               $880.68
           11               $886.17
           12               $891.71

        Total            $10,344.74

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $104,315.39
- Year 5 Surrender Charge            $13,546.00
=                                       $90,769  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $14,559.17
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,853.79
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $834.15
- Mortality & Expense Charge****        $137.35
+ Hypothetical Rate of Return*****     ($183.13)
=                                       $14,559  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                COI
            1               $61.87
            2               $61.90
            3               $61.92
            4               $61.95
            5               $61.97
            6               $62.00
            7               $62.03
            8               $62.05
            9               $62.08
           10               $62.10
           11               $62.13
           12               $62.15

        Total              $744.15

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month              Interest
            1              ($15.80)
            2              ($15.70)
            3              ($15.60)
            4              ($15.50)
            5              ($15.41)
            6              ($15.31)
            7              ($15.21)
            8              ($15.11)
            9              ($15.02)
           10              ($14.92)
           11              ($14.82)
           12              ($14.73)

        Total             ($183.13)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $14,559.17
- Year 5 Surrender Charge             $2,605.00
=                                       $11,954  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $17,578.90
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $13,871.01
+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $140.00
- Monthly Deduction***                   $826.27
- Mortality & Expense Charge****         $155.57
+ Hypothetical Rate of Return*****       $829.73
=                                        $17,579 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                COI
            1               $61.34
            2               $61.34
            3               $61.34
            4               $61.35
            5               $61.35
            6               $61.35
            7               $61.36
            8               $61.36
            9               $61.36
           10               $61.37
           11               $61.37
           12               $61.37

        Total              $736.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

        Month               Interest
            1                $69.42
            2                $69.37
            3                $69.32
            4                $69.27
            5                $69.22
            6                $69.17
            7                $69.12
            8                $69.07
            9                $69.02
           10                $68.97
           11                $68.92
           12                $68.87

           Total            $829.73

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $17,578.90
- Year 5 Surrender Charge            $2,605.00
=                                      $14,974  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $250,000 or 222% x $21,129.26
                       = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $16,148.81
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $817.20
- Mortality & Expense Charge****        $176.15
+ Hypothetical Rate of Return*****    $2,113.80
=                                       $21,129  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            1               $60.73
            2               $60.71
            3               $60.69
            4               $60.66
            5               $60.64
            6               $60.61
            7               $60.59
            8               $60.56
            9               $60.54
           10               $60.51
           11               $60.49
           12               $60.46

           Total           $727.20

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1               $171.80
            2               $172.57
            3               $173.35
            4               $174.13
            5               $174.92
            6               $175.71
            7               $176.51
            8               $177.32
            9               $178.13
           10               $178.96
           11               $179.78
           12               $180.62

           Total          $2,113.80

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $21,129.26
- Year 5 Surrender Charge            $2,605.00
=                                      $18,524  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $64,721.03
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $52,773.89
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $630.00
- Monthly Deduction***                $3,995.41
- Mortality & Expense Charge****        $611.77
+ Hypothetical Rate of Return*****     ($815.69)
=                                       $64,721  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month            COI
            1              $324.79
            2              $324.91
            3              $325.03
            4              $325.15
            5              $325.27
            6              $325.39
            7              $325.51
            8              $325.63
            9              $325.75
           10              $325.87
           11              $325.99
           12              $326.11

           Total         $3,905.41

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1              ($70.49)
            2              ($70.03)
            3              ($69.57)
            4              ($69.11)
            5              ($68.66)
            6              ($68.20)
            7              ($67.74)
            8              ($67.29)
            9              ($66.83)
           10              ($66.38)
           11              ($65.92)
           12              ($65.47)

           Total          ($815.69)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $64,721.03
- Year 5 Surrender Charge            $13,546.00
=                                       $51,175  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $78,201.90
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $61,788.09
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $630.00
- Monthly Deduction***                $3,960.19
- Mortality & Expense Charge****        $693.23
+ Hypothetical Rate of Return*****    $3,697.24
=                                       $78,202  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month            COI
            1              $322.40
            2              $322.42
            3              $322.44
            4              $322.46
            5              $322.48
            6              $322.51
            7              $322.53
            8              $322.55
            9              $322.57
           10              $322.59
           11              $322.61
           12              $322.63

           Total         $3,870.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1               $309.81
            2               $309.51
            3               $309.20
            4               $308.89
            5               $308.58
            6               $308.27
            7               $307.95
            8               $307.64
            9               $307.32
           10               $307.01
           11               $306.69
           12               $306.37

           Total          $3,697.24

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $78,201.90
- Year 5 Surrender Charge           $13,546.00
=                                      $64,656  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,300,000 or 222% x $94,056.72
                       = $1,300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $71,969.11
+ Annual Premium*                    $18,000.00
- Premium Expense Charge**              $630.00
- Monthly Deduction***                $3,919.68
- Mortality & Expense Charge****        $785.21
+ Hypothetical Rate of Return*****    $9,422.50
=                                       $94,057  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month            COI
            1              $319.70
            2              $319.60
            3              $319.50
            4              $319.40
            5              $319.30
            6              $319.20
            7              $319.09
            8              $318.99
            9              $318.88
           10              $318.78
           11              $318.67
           12              $318.56

           Total         $3,829.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.20%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1               $766.90
            2               $770.14
            3               $773.41
            4               $776.70
            5               $780.02
            6               $783.36
            7               $786.73
            8               $790.13
            9               $793.56
           10               $797.02
           11               $800.50
           12               $804.02

           Total          $9,422.50

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $94,056.72
- Year 5 Surrender Charge            $13,546.00
=                                       $80,511  (rounded to the nearest dollar)